Putnam
Voyager
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-01

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The management team of Putnam Voyager Fund certainly had its hands full during the fiscal year that ended on July 31, 2001, as the sharp retreat of technology stocks and the effects of a slowing economy cut a wide swath across the entire growth stock universe. However, as you will see in the following report, the managers have taken this opportunity to position the fund to seek maximum benefit from an improvement in the market.

The year also brought a new member to Putnam's Board of Trustees, and we are pleased to introduce him here. Charles B. Curtis joined the board in July and brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. He is currently president of NTI, a private foundation dedicated to reducing the threat from weapons of mass destruction. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 19, 2001


REPORT FROM FUND MANAGEMENT

Kevin M. Divney
Paul E. Marrkand
Michael E. Nance
Michael P. Stack
James C. Wiess

The past year has been a particularly difficult period for stocks, especially for the growth stocks that Putnam Voyager Fund favors. The technology and telecommunications sectors that formerly featured many rapidly growing companies stopped leading the market upward and instead led it downward. A significant slowdown in economic activity also sapped the earnings strength of stocks in several other sectors. In recent months, in particular, corporate earnings results have been poor. While we see strong prospects for many companies to grow rapidly in the long term, these negative recent conditions contributed to disappointing returns for the year that ended July 31, 2001. As experienced managers, we have weathered previous market declines and know that historically, your fund's strategy has enabled it to absorb short-term setbacks while maintaining strong results over the long term. We believe if you review the fund's long-term performance on page 7, you will come to share this conviction.

Total return for 12 months ended 7/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -28.54% -32.64%  -29.02% -32.20%  -29.05% -29.69%  -28.87% -31.36%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* STOCKS STABILIZED LATE IN THE PERIOD

When we last reported to you on performance at the end of January, stocks had already experienced a significant retreat and we had positioned the fund to cope with volatility. We were trying to limit exposure to technology and telecommunications companies because so many had been hit with a slowdown in sales that was slicing into profits. In place of these stocks, we favored companies in the financial and media sectors. The earnings growth rates in these sectors looked more attractive as the economy slowed and the growth rates in technology contracted.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS]

TOP INDUSTRY WEIGHTINGS*

Pharmaceuticals           12.8%

Software                   6.9%

Retail                     6.8%

Electronics                6.5%

Conglomerates              6.1%

Footnote reads:
*Based on net assets as of 7/31/01. Holdings will vary over time.


Our shift helped protect the portfolio's value because technology stocks declined even further during February and March. Many indexes, used to measure the performance of stocks, hit their lows in late March and early April. In hindsight, it appears that markets were excessively pessimistic because a quick rebound took place in April, inspired in part by two more interest rate cuts by the Federal Reserve Board. The Fed continued to cut rates in May and June, and short-term rates at the end of July were 3.5%, versus 6.25% one year ago.

During the final months of the period -- May, June, and July -- stocks generally seesawed within a relatively narrow price range. Corporate earnings for the second calendar quarter, announced throughout July, continued to disappoint investors. Nevertheless, many stocks have rallied from low prices reached earlier in 2001 because of indications that the economy is no longer deteriorating. While nobody can predict the timing of the recovery, both lower interest rates and recently enacted tax cuts are positive for stocks.

Because we make buy and sell decisions based on the qualities of individual companies, not on the market as a whole, we cannot be overly concerned about the timing of recoveries or rate cuts. Even amid recent conditions, we have found many companies achieving healthy levels of growth and others with strong growth potential. Our goal is to select a variety of companies whose sales and earnings can grow faster than the average for other companies in the market. We also strive to buy these companies when their stocks are priced attractively relative to the potential we see in them.

* FINANCIALS ANCHORED PERFORMANCE

To position the fund as stocks followed a downward trend, we looked for companies that could generate strong cash flow. As an accounting measure, a company's cash flow is a bit different from its earnings because it is more basic -- it reveals whether a company is taking in more money from sales than it is paying in expenses. Amid recent conditions, this tactic meant we favored companies whose growth rates we believed were less vulnerable to changes in the overall economy as well as companies who had control of their costs and could cut them if necessary.

Many such stocks are in the financial sectors. Even when the economy slows and people worry about layoffs, they keep money in their bank accounts and pay their insurance premiums. Financials also benefit from lower short-term interest rates. The fund enjoyed relatively strong results from several bank holdings, including Bank of America, US Bancorp, and Fifth Third Bancorp. These stocks benefited from having less exposure to capital markets in the form of investment banking, which has been in the doldrums because venture capital and merger and acquisition activity has slowed. The fund also had a position in Freddie Mac (FHLMC), the mortgage company that has benefited from a strong housing market and from the boom in mortgage refinancing triggered by the Fed's interest rate cuts. While these holdings and all others mentioned in this report were viewed favorably by fund management at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's strategy.


"The best bet: Capital spending will finally come back strong sometime next year. With inventories running low, companies will need new equipment and software. Plus, some of the gear they already have will be outmoded. In the cutthroat business world, companies can't afford to keep using out-of-date equipment even if it still has years of serviceable life. Equipment that lowers costs will be in demand."

-- BusinessWeek, August 20-27, 2001


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
Conglomerates

Microsoft Corp.
Software

Pfizer, Inc.
Pharmaceuticals

AOL Time Warner, Inc.
Media

Cisco Systems, Inc.
Communications equipment

Intel Corp.
Electronics

Merck & Co., Inc.
Pharmaceuticals

Viacom, Inc. Class B
Entertainment

Exxon Mobil Corp.
Oil & gas

Johnson & Johnson
Pharmaceuticals

Footnote reads:
These holdings represent 25.8% of the fund's net assets as of 7/31/01. Portfolio holdings will vary over time.


We had a small overweighting in the energy sector. This was a bit unusual for a growth-oriented fund because energy companies tend to grow at slow rates. However, in recent months, many energy companies achieved some of the highest rates of earnings growth in the stock market. Several companies benefited from a relatively high price for oil -- it stayed generally between $25 and $30 per barrel during the year. One of the fund's top holdings, Exxon Mobil, has also done an excellent job controlling costs.

With regard to the health-care sector, in spite of some major holdings such as Pfizer, Merck, and Johnson & Johnson, we have generally kept a modest weighting in this sector relative to the growth universe. Although this decision hurt performance in the first half of the year, it has helped in the second half of the year, as pharmaceuticals, in particular, have performed badly. Our stock selection has been better among hospitals and HMOs such as UnitedHealth Group.

* MEDIA STOCKS AWAIT UPSWING; TECHNOLOGY AFFORDS OPPORTUNITIES

Your fund has maintained a large position in media stocks because we believed in the long-term earnings power of the companies. We also anticipated that they would rally once economic improvement encouraged businesses to spend more on advertising. Unfortunately, because no rebound has yet occurred, the stocks have generally declined recently, but we still have confidence in their prospects. Among the fund's top media holdings are AOL Time Warner and AT&T-Liberty Media, both of which have a reliable source of revenue from household subscriptions.

We reduced the technology exposure during the course of the year. Although the weighting was still large on an absolute basis, it was smaller than the proportion of technology stocks within the growth stock universe. Our view is that in the future, the tech sector will grow more quickly than the overall economy, but current profits have fallen because businesses and consumers are not buying new equipment. Many technology stocks are down significantly from their record high levels. Recently, we added exposure to stocks such as Compaq, the computer maker, and Motorola, the wireless telephone manufacturer, which were priced attractively relative to their growth potential. The fund also had a position in IBM, a stock that has performed even better than we had anticipated amid the technology slowdown. Microsoft, another large holding, has strengthened in recent months following a favorable appeals court decision that made a break-up of the company less likely.

* TIMING OF RECOVERY REMAINS BIG QUESTION

Our analysis suggests that an economic recovery is likely to occur in the next two to three quarters and this should provide a more solid background for stocks. Profit growth should be better than we have seen recently but should not be expected to roar back to the levels anticipated before the slowdown. Of course, the big question is when exactly we will see enough evidence of recovery to put the market on a sustained upward track rather than the seesaw motion that has occurred since April. Fortunately, in the second quarter, growth stocks outperformed value stocks for the first time in a year, which could indicate a transition toward more positive sentiment in the market. Your fund is, we believe, well positioned as a diversified, all-season growth fund. This diversification helped performance during the turbulence of the past year and continues to keep the fund exposed to stocks with long-term growth potential.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/01, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


MANAGEMENT UPDATE

Michael E. Nance was appointed in May to Putnam Voyager Fund's management team. Mike, who originally joined Putnam in 1993, recently returned after a brief period with Kobrick Funds. He has 9 years of investment experience.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Voyager Fund is designed for investors seeking capital appreciation mainly through common stocks.

TOTAL RETURN FOR PERIODS ENDED 7/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (4/1/69)        (4/27/92)       (7/26/99)       (12/1/94)
                   NAV    POP      NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -28.54% -32.64% -29.02% -32.20% -29.05% -29.69% -28.87% -31.36%
------------------------------------------------------------------------------
5 years          86.13   75.42   79.28   77.28   79.40   79.40   81.68   75.28
Annual average   13.23   11.90   12.38   12.13   12.40   12.40   12.68   11.88
------------------------------------------------------------------------------
10 years        314.58  290.71  283.83  283.83  284.96  284.96  294.82  281.18
Annual average   15.28   14.60   14.40   14.40   14.43   14.43   14.72   14.32
------------------------------------------------------------------------------
Annual average
(life of fund)   13.50   13.29   12.45   12.45   12.65   12.65   12.75   12.63
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/01

                            Russell 1000       Russell 1000       Consumer
                            Growth Index*         Index*         price index
------------------------------------------------------------------------------
1 year                        -35.06%            -14.70%            2.66%
------------------------------------------------------------------------------
5 years                        82.44             102.09            12.85
Annual average                 12.78              15.11             2.45
------------------------------------------------------------------------------
10 years                      235.72             286.96            30.25
Annual average                 12.87              14.49             2.68
------------------------------------------------------------------------------
Annual average
(life of fund)                    --*                --*            5.05
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.
The Russell 1000 Growth Index is the fund's performance benchmark.
The Russell 1000 Index is an index that is neutral with regard to investment style and can be used to provide a secondary comparison of the fund's performance with the broader equity market.

*The inception date of the Russell 1000 Growth Index was December 31, 1978 and the inception date of the Russell 1000 Index was December 28, 1978. Both were after the fund's inception.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/91

            Fund's class A       Russell 1000   Russell 1000   Consumer price
Date         shares at POP       Growth Index      Index           index

7/31/91          9,425              10,000         10,000          10,000
7/31/92         10,686              11,270         11,395          10,316
7/31/93         12,789              11,545         12,572          10,602
7/31/94         13,492              12,121         13,113          10,896
7/31/95         18,175              15,929         16,543          11,211
7/31/96         20,991              18,402         19,148          11,542
7/31/97         27,754              27,943         28,787          11,791
7/31/98         32,426              33,509         34,216          11,990
7/31/99         39,689              41,565         40,936          12,239
7/31/00         54,675              51,698         45,364          12,687
7/31/01        $39,071             $33,572        $38,696         $13,025

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $38,383 and $38,496, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $39,482 ($38,118 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/01

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)    1             1             1             1
------------------------------------------------------------------------------
Income                 $0.007        $0.007        $0.007        $0.007
------------------------------------------------------------------------------
Capital gains
  Long-term             1.666         1.666         1.666         1.666
------------------------------------------------------------------------------
  Short-term            0.923         0.923         0.923         0.923
------------------------------------------------------------------------------
  Total                $2.596        $2.596        $2.596        $2.596
------------------------------------------------------------------------------
Share value:         NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
7/31/00            $30.22  $32.06    $27.68        $30.00    $29.20  $30.26
------------------------------------------------------------------------------
7/31/01             19.53   20.72     17.59         19.23     18.71   19.39
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                    Class A         Class B         Class C         Class M
(inception dates)   (4/1/69)       (4/27/92)       (7/26/99)       (12/1/94)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -28.86% -32.95% -29.38% -32.54% -29.40% -30.03% -29.23% -31.72%
------------------------------------------------------------------------------
5 years          76.73   66.57   70.19   68.19   70.29   70.29   72.43   66.43
Annual average   12.06   10.74   11.22   10.96   11.23   11.23   11.51   10.73
------------------------------------------------------------------------------
10 years        359.34  332.93  325.08  325.08  326.11  326.11  337.26  321.98
Annual average   16.47   15.78   15.57   15.57   15.60   15.60   15.90   15.49
------------------------------------------------------------------------------
Annual average
(life of fund)   13.64   13.43   12.59   12.59   12.78   12.78   12.89   12.76
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell 1000 Growth Index* measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Index* measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index and can be used as a general measure of stock market performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Voyager Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the "fund") at July 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 5, 2001



THE FUND'S PORTFOLIO
July 31, 2001

COMMON STOCKS (97.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
          5,027,600 Interpublic Group of Companies, Inc.                                              $ 137,605,412
            778,350 Omnicom Group, Inc.                                                                  68,004,440
          1,522,800 WPP Group PLC (United Kingdom)                                                       16,167,560
                                                                                                      -------------
                                                                                                        221,777,412

Aerospace and Defense (0.8%)
-------------------------------------------------------------------------------------------------------------------
             60,100 Boeing Co.                                                                            3,517,653
            587,000 General Dynamics Corp.                                                               47,482,430
          2,061,300 Lockheed Martin Corp.                                                                81,668,706
          1,362,400 Rockwell Collins                                                                     28,201,680
          1,016,295 United Technologies Corp.                                                            74,596,053
                                                                                                      -------------
                                                                                                        235,466,522

Airlines (--%)
-------------------------------------------------------------------------------------------------------------------
             41,900 Southwest Airlines Co.                                                                  838,419

Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,215,200 Toyota Motor Corp. (Japan)                                                           40,101,113
             18,800 Toyota Motor Corp. ADR (Japan)                                                        1,246,440
                                                                                                      -------------
                                                                                                         41,347,553

Banking (4.6%)
-------------------------------------------------------------------------------------------------------------------
          2,993,200 Bank of America Corp.                                                               190,427,384
          3,576,368 Bank of New York Co., Inc. (The)                                                    160,435,868
             29,500 BB&T Corp.                                                                            1,088,845
          1,953,500 Comerica, Inc.                                                                      120,316,065
          1,716,875 Fifth Third Bancorp                                                                 108,197,463
          1,218,000 FleetBoston Financial Corp.                                                          45,699,360
            648,100 M & T Bank Corp.                                                                     52,172,050
          3,300,900 Mellon Financial Corp.                                                              125,500,218
          1,296,017 State Street Corp.                                                                   69,686,834
          8,401,735 U.S. Bancorp                                                                        199,457,189
          4,063,652 Wells Fargo & Co.                                                                   187,171,811
          1,080,300 Zions Bancorp                                                                        63,143,535
                                                                                                      -------------
                                                                                                      1,323,296,622

Beverage (2.7%)
-------------------------------------------------------------------------------------------------------------------
          3,617,400 Anheuser-Busch Companies, Inc.                                                      156,669,594
          6,749,850 Coca-Cola Co. (The)                                                                 301,043,310
          4,265,600 Coca-Cola Enterprises, Inc.                                                          62,363,072
          2,136,400 Pepsi Bottling Group, Inc. (The)                                                     93,104,312
          3,608,300 PepsiCo, Inc.                                                                       168,255,029
                                                                                                      -------------
                                                                                                        781,435,317

Biotechnology (1.8%)
-------------------------------------------------------------------------------------------------------------------
          4,150,625 Amgen, Inc. (NON)                                                                   260,285,694
            285,300 Biogen, Inc. (NON)                                                                   16,173,657
          1,742,518 Genentech, Inc. (NON)                                                                73,708,511
          1,510,006 Genzyme Corp. (NON)                                                                  84,560,336
            701,244 Immunex Corp. (NON)                                                                  10,813,182
            415,200 Invitrogen Corp. (NON)                                                               26,585,256
          1,146,000 MedImmune, Inc. (NON)                                                                44,143,920
            362,700 Millennium Pharmaceuticals, Inc. (NON)                                               11,345,256
             26,000 Sigma-Adrich Corp.                                                                    1,125,540
                                                                                                      -------------
                                                                                                        528,741,352

Broadcasting (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,462,680 Clear Channel Communications, Inc. (NON)                                            202,913,048
          2,095,300 General Motors Corp. Class H (NON)                                                   40,439,290
            286,100 Univision Communications, Inc. Class A (NON)                                         10,923,298
                                                                                                      -------------
                                                                                                        254,275,636

Cable Television (1.1%)
-------------------------------------------------------------------------------------------------------------------
             22,600 Adelphia Communications Corp. Class A (NON)                                             833,940
         12,969,408 AT&T Corp.-Liberty Media Group Class A (NON)                                        204,008,788
          1,111,900 Charter Communications, Inc. Class A (NON)                                           23,950,326
          2,874,200 USA Networks, Inc. (NON)                                                             80,506,342
                                                                                                      -------------
                                                                                                        309,299,396

Capital Goods (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,102,330 Eaton Corp.                                                                          80,955,115

Chemicals (0.8%)
-------------------------------------------------------------------------------------------------------------------
            109,200 Avery Dennison Corp.                                                                  5,597,592
          3,107,600 Dow Chemical Co. (The)                                                              113,116,640
            367,100 du Pont (E.I.) de Nemours & Co., Ltd.                                                15,719,222
            921,435 Minnesota Mining & Manufacturing Co.                                                103,090,148
             28,200 PPG Industries, Inc.                                                                  1,549,590
              7,990 Praxair, Inc.                                                                           362,267
                                                                                                      -------------
                                                                                                        239,435,459

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,029,800 Cendant Corp. (NON)                                                                  20,956,430
            394,200 eBay, Inc. (NON)                                                                     24,665,094
            243,300 Iron Mountain, Inc. (NON)                                                            10,617,612
            694,500 Paychex, Inc.                                                                        27,293,850
                                                                                                      -------------
                                                                                                         83,532,986

Communications Equipment (2.9%)
-------------------------------------------------------------------------------------------------------------------
            792,034 Brocade Communications Systems, Inc. (NON)                                           26,065,839
         29,890,050 Cisco Systems, Inc. (NON)                                                           574,486,761
            606,908 Comverse Technology, Inc. (NON)                                                      17,163,358
          1,518,600 Foundry Networks, Inc. (NON)                                                         31,981,716
            145,100 Lucent Technologies, Inc.                                                               972,170
            497,700 Nokia OYJ (Finland)                                                                  10,950,007
            552,100 Nokia OYJ ADR (Finland)                                                              12,041,301
          2,563,900 QUALCOMM, Inc. (NON)                                                                162,115,397
            432,500 Sonus Networks, Inc. (NON)                                                            9,489,050
                                                                                                      -------------
                                                                                                        845,265,599

Computers (5.4%)
-------------------------------------------------------------------------------------------------------------------
          1,472,600 Apple Computer, Inc. (NON)                                                           27,670,154
         19,308,900 Compaq Computer Corp.                                                               288,474,966
          5,599,978 Dell Computer Corp. (NON)                                                           150,807,408
          8,102,200 EMC Corp. (NON)                                                                     159,775,384
          5,856,400 Hewlett-Packard Co.                                                                 144,418,824
          4,063,668 IBM Corp.                                                                           427,538,510
          1,054,800 Lexmark International, Inc. (NON)                                                    48,225,456
            546,300 NCR Corp. (NON)                                                                      21,502,368
         14,580,000 Sun Microsystems, Inc. (NON)                                                        237,508,200
          1,142,600 VeriSign, Inc. (NON)                                                                 62,397,386
                                                                                                      -------------
                                                                                                      1,568,318,656

Conglomerates (6.1%)
-------------------------------------------------------------------------------------------------------------------
         31,305,216 General Electric Co. (SEG)                                                        1,361,776,896
          4,877,660 Honeywell International, Inc.                                                       179,839,324
          4,372,400 Tyco International, Ltd. (Bermuda) (SEG)                                            232,611,680
                                                                                                      -------------
                                                                                                      1,774,227,900

Consumer Finance (2.4%)
-------------------------------------------------------------------------------------------------------------------
          1,407,570 Capital One Financial Corp.                                                          90,464,524
            321,800 Household International, Inc.                                                        21,332,122
          4,616,983 MBNA Corp.                                                                          163,441,198
            184,300 Metris Companies, Inc.                                                                6,395,210
          8,393,300 Providian Financial Corp.                                                           414,377,221
                                                                                                      -------------
                                                                                                        696,010,275

Consumer Goods (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,162,300 Colgate-Palmolive Co.                                                               117,196,660
              5,800 Estee Lauder Cos. Class A                                                               229,390
          2,181,600 Gillette Co. (The)                                                                   60,801,192
              6,800 Kimberly-Clark Corp.                                                                    413,508
            331,685 Procter & Gamble Co.                                                                 23,556,269
                                                                                                      -------------
                                                                                                        202,197,019

Distribution (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,135,580 SYSCO Corp.                                                                          57,318,967

Electric Utilities (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,844,500 CMS Energy Corp.                                                                     75,862,815
            263,100 DTE Energy Co.                                                                       11,115,975
            991,400 Edison International (NON)                                                           13,919,256
          1,032,600 Entergy Corp.                                                                        38,722,500
          1,995,070 FPL Group, Inc.                                                                     107,733,780
          1,469,800 PG&E Corp. (NON)                                                                     21,855,926
          1,445,400 Progress Energy, Inc.                                                                61,819,758
            608,000 Public Service Enterprise Group, Inc.                                                28,454,400
          1,597,300 Reliant Energy, Inc.                                                                 50,314,950
                                                                                                      -------------
                                                                                                        409,799,360

Electrical Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
             27,700 Hubbell, Inc. Class B                                                                   822,690
             33,500 Rockwell International Corp.                                                            537,675
                                                                                                      -------------
                                                                                                          1,360,365

Electronics (6.4%)
-------------------------------------------------------------------------------------------------------------------
            815,848 Advanced Micro Devices, Inc. (NON)                                                   14,897,384
          1,901,700 Altera Corp. (NON)                                                                   57,165,102
            446,490 Analog Devices, Inc. (NON)                                                           20,538,540
            407,600 Broadcom Corp. (NON)                                                                 17,783,588
            580,300 Celestica, Inc. (Canada) (NON)                                                       27,999,475
          2,856,700 Cypress Semiconductor Corp. (NON)                                                    77,930,776
          1,903,700 Emulex Corp. (NON)                                                                   44,679,839
             11,100 Exar Corp. (NON)                                                                        266,955
          1,008,200 Fairchild Semiconductor Corp. Class A (NON)                                          24,045,570
            237,400 Finisar Corp. (NON)                                                                   2,713,482
          4,634,400 Flextronics International, Ltd. (Singapore) (NON)                                   126,009,336
         18,073,200 Intel Corp.                                                                         538,762,092
            642,800 Intersil Holding Corp. (NON)                                                         22,305,160
            998,400 Jabil Circuit, Inc. (NON)                                                            32,448,000
          1,624,232 Linear Technology Corp.                                                              70,784,031
          2,469,399 LSI Logic Corp. (NON)                                                                53,783,510
          2,792,354 Maxim Integrated Products, Inc. (NON)                                               128,922,984
              5,700 Micrel, Inc. (NON)                                                                      191,976
            604,600 Microchip Technology, Inc. (NON)                                                     21,946,980
            591,737 Micron Technology, Inc. (NON)                                                        24,852,954
         11,259,950 Motorola, Inc.                                                                      210,448,466
             46,400 Pace Micro Technology PLC (United Kingdom)                                              292,271
            395,555 PMC-Sierra, Inc. (NON)                                                               11,989,272
             66,400 QLogic Corp. (NON)                                                                    2,550,424
              4,000 RF Micro Devices, Inc. (NON)                                                            109,440
            612,100 Sanmina Corp. (NON)                                                                  13,349,901
            435,600 SCI Systems, Inc. (NON)                                                              12,719,520
            166,600 Silicon Laboratories, Inc. (NON)                                                      3,361,988
          6,346,800 Texas Instruments, Inc.                                                             218,964,600
            742,900 Thermo Electron Corp. (NON)                                                          16,938,120
            387,100 TranSwitch Corp. (NON)                                                                3,189,704
            318,700 Vishay Intertechnology, Inc. (NON)                                                    7,664,735
            790,191 Xilinx, Inc. (NON)                                                                   31,607,640
                                                                                                      -------------
                                                                                                      1,841,213,815

Energy (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,343,300 Baker Hughes, Inc.                                                                  118,954,614
            462,675 Nabors Industries, Inc. (NON)                                                        13,556,378
          1,721,500 Schlumberger, Ltd.                                                                   92,530,625
            391,600 Transocean Sedco Forex, Inc.                                                         12,644,764
                                                                                                      -------------
                                                                                                        237,686,381

Entertainment (1.8%)
-------------------------------------------------------------------------------------------------------------------
         10,537,185 Viacom, Inc. Class B (NON)                                                          524,751,763

Financial (2.4%)
-------------------------------------------------------------------------------------------------------------------
            674,200 American Express Co.                                                                 27,190,486
          9,361,637 Citigroup, Inc.                                                                     470,047,794
          2,793,029 Freddie Mac                                                                         191,154,905
            500,300 Moody's Corp.                                                                        16,639,978
                                                                                                      -------------
                                                                                                        705,033,163

Food (0.8%)
-------------------------------------------------------------------------------------------------------------------
            558,700 Heinz (H.J.) Co.                                                                     24,141,427
              4,500 Hershey Foods Corp.                                                                     271,620
          1,964,633 Kraft Foods, Inc. Class A (NON)                                                      60,805,391
            664,800 Quaker Oats Co. (The)                                                                58,502,400
          4,321,800 Sara Lee Corp.                                                                       87,170,706
                                                                                                      -------------
                                                                                                        230,891,544

Health Care Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,424,150 Cardinal Health, Inc.                                                               104,860,165
            776,800 CIGNA Corp.                                                                          77,920,808
          4,955,700 HCA, Inc.                                                                           227,714,415
            657,800 Tenet Healthcare Corp. (NON)                                                         36,514,478
              4,200 Triad Hospitals, Inc. (NON)                                                             142,464
              1,900 Trigon Healthcare, Inc. (NON)                                                           130,112
          1,227,000 UnitedHealth Group, Inc.                                                             82,724,340
                                                                                                      -------------
                                                                                                        530,006,782

Insurance (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,818,000 ACE, Ltd.                                                                            63,466,380
          1,440,600 AFLAC, Inc.                                                                          42,612,948
             11,800 Allstate Corp.                                                                          412,528
              7,300 AMBAC Financial Group, Inc.                                                             420,042
          1,558,900 American General Corp.                                                               72,099,125
          3,950,543 American International Group, Inc.                                                  328,882,705
            105,000 Chubb Corp. (The)                                                                     7,367,850
              8,400 Jefferson-Pilot Corp.                                                                   399,084
             10,650 MBIA, Inc.                                                                              598,104
              5,400 PMI Group, Inc. (The)                                                                   372,600
            843,000 XL Capital, Ltd. Class A (Bermuda)                                                   64,700,250
                                                                                                      -------------
                                                                                                        581,331,616

Investment Banking/Brokerage (3.0%)
-------------------------------------------------------------------------------------------------------------------
            557,400 Bear Stearns Companies, Inc. (The)                                                   32,412,810
          1,665,000 Goldman Sachs Group, Inc. (The)                                                     138,461,400
          6,834,780 J.P. Morgan Chase & Co.                                                             295,945,974
            589,500 Lehman Brothers Holdings, Inc.                                                       42,444,000
          2,169,800 Merrill Lynch & Co., Inc.                                                           117,689,952
          2,819,800 Morgan Stanley, Dean Witter & Co.                                                   168,680,436
          4,454,000 Schwab (Charles) Corp.                                                               66,765,460
                                                                                                      -------------
                                                                                                        862,400,032

Lodging/Tourism (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,006,300 Carnival Corp. Class A                                                               33,610,420
          2,128,800 Marriott International, Inc. Class A                                                101,650,200
            333,900 Royal Caribbean Cruises, Ltd.                                                         7,890,057
          1,103,600 Starwood Hotels & Resorts Worldwide, Inc.                                            39,387,484
                                                                                                      -------------
                                                                                                        182,538,161

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            129,500 Caterpillar, Inc.                                                                     7,135,450
              9,200 Dover Corp.                                                                             332,580
            395,756 Ingersoll-Rand Co.                                                                   17,286,622
                                                                                                      -------------
                                                                                                         24,754,652

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            450,317 Illinois Tool Works, Inc.                                                            28,369,971

Media (2.6%)
-------------------------------------------------------------------------------------------------------------------
         15,103,425 AOL Time Warner, Inc. (NON)                                                         686,450,666
          2,101,100 Disney (Walt) Productions, Inc.                                                      55,363,985
            289,200 Fox Entertainment Group, Inc. Class A (NON)                                           7,880,700
                                                                                                      -------------
                                                                                                        749,695,351

Medical Technology (1.4%)
-------------------------------------------------------------------------------------------------------------------
              5,100 Cytyc Corp. (NON)                                                                       127,194
          6,483,240 Medtronic, Inc.                                                                     311,390,017
            445,700 St. Jude Medical, Inc. (NON)                                                         31,199,000
            970,288 Stryker Corp.                                                                        58,197,874
                                                                                                      -------------
                                                                                                        400,914,085

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,031,300 Alcoa, Inc.                                                                          40,457,899

Natural Gas Utilities (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,803,900 Dynegy, Inc.                                                                         83,664,882
          2,901,827 Enron Corp.                                                                         131,597,854
          2,167,250 NiSource, Inc.                                                                       57,128,710
                                                                                                      -------------
                                                                                                        272,391,446

Office Equipment & Supplies (--%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Pitney Bowes, Inc.                                                                      402,000

Oil & Gas (3.6%)
-------------------------------------------------------------------------------------------------------------------
          1,566,640 Anadarko Petroleum Corp.                                                             88,985,152
             15,000 BP PLC ADR (United Kingdom)                                                             741,300
            237,200 Chevron, Inc.                                                                        21,677,708
            411,800 Conoco, Inc. Class A                                                                 12,699,912
         12,459,600 Exxon Mobil Corp.                                                                   520,312,896
            123,300 Murphy Oil Corp.                                                                      9,438,615
          1,796,518 Noble Drilling Corp. (NON)                                                           55,135,137
            480,200 Occidental Petroleum Corp.                                                           13,272,728
          3,723,300 Royal Dutch Petroleum Co. ADR (Netherlands)                                         215,951,400
          2,847,500 Unocal Corp.                                                                        101,883,550
                                                                                                      -------------
                                                                                                      1,040,098,398

Paper & Forest Products (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,062,200 International Paper Co.                                                              43,401,492
          4,255,400 Smurfit-Stone Container Corp. (NON)                                                  74,086,514
          2,608,800 Weyerhaeuser Co.                                                                    155,823,624
                                                                                                      -------------
                                                                                                        273,311,630

Pharmaceuticals (12.8%)
-------------------------------------------------------------------------------------------------------------------
          1,009,000 Abbott Laboratories                                                                  54,072,310
          1,066,400 Allergan, Inc.                                                                       80,289,256
          7,603,000 American Home Products Corp.                                                        458,536,930
          1,438,100 AstraZeneca PLC ADR (United Kingdom)                                                 72,552,145
          3,820,850 Bristol-Myers Squibb Co.                                                            225,965,069
              2,600 Enzon, Inc. (NON)                                                                       167,050
            249,600 GlaxoSmithKline PLC ADR (United Kingdom)                                             14,416,896
          9,583,024 Johnson & Johnson                                                                   518,441,598
          1,667,913 Lilly (Eli) & Co.                                                                   132,232,143
          7,808,700 Merck & Co., Inc.                                                                   530,835,426
         25,441,506 Pfizer, Inc.                                                                      1,048,698,877
          5,740,977 Pharmacia Corp.                                                                     256,162,394
          8,113,550 Schering-Plough Corp.                                                               316,834,128
                                                                                                      -------------
                                                                                                      3,709,204,222

Photography/Imaging (--%)
-------------------------------------------------------------------------------------------------------------------
            319,100 Eastman Kodak Co.                                                                    13,820,221

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            495,900 Tribune Co.                                                                          20,460,834

Railroads (0.3%)
-------------------------------------------------------------------------------------------------------------------
            736,700 Burlington Northern Santa Fe Corp.                                                   19,699,358
          1,015,500 CSX Corp.                                                                            39,726,360
            769,800 Norfolk Southern Corp.                                                               15,488,376
                                                                                                      -------------
                                                                                                         74,914,094

Real Estate (0.1%)
-------------------------------------------------------------------------------------------------------------------
            833,400 Equity Office Properties Trust (R)                                                   25,018,668

Regional Bells (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,568,700 BellSouth Corp.                                                                      63,846,090
          5,063,380 SBC Communications, Inc.                                                            228,004,001
          1,473,800 Verizon Communications, Inc.                                                         79,806,270
                                                                                                      -------------
                                                                                                        371,656,361

Restaurants (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,044,800 McDonald's Corp.                                                                     30,445,472
          1,801,131 Starbucks Corp. (NON)                                                                32,492,403
                                                                                                      -------------
                                                                                                         62,937,875

Retail (6.8%)
-------------------------------------------------------------------------------------------------------------------
             16,100 99 Cents Only Stores (NON)                                                              535,164
          1,533,207 Bed Bath & Beyond, Inc. (NON)                                                        49,415,262
          2,810,600 Circuit City Stores-Circuit City Group                                               52,698,750
          3,140,045 CVS Corp.                                                                           113,073,020
            102,100 Family Dollar Stores, Inc.                                                            3,053,811
          3,141,200 Gap, Inc. (The)                                                                      85,786,172
          5,822,159 Home Depot, Inc. (The)                                                              293,262,149
          6,422,500 Intimate Brands, Inc.                                                               103,723,375
             69,200 Kohls Corp. (NON)                                                                     3,963,776
          1,769,178 Kroger Co. (NON)                                                                     46,635,532
          4,335,300 Limited, Inc. (The)                                                                  73,570,041
          5,698,000 Lowe's Companies, Inc.                                                              217,549,640
            756,100 RadioShack Corp.                                                                     21,344,703
          5,678,533 Rite Aid Corp. (NON)                                                                 47,813,248
          1,816,100 Safeway, Inc. (NON)                                                                  80,198,976
          9,773,287 TJX Companies, Inc. (The)                                                           332,389,491
          8,194,700 Wal-Mart Stores, Inc.                                                               458,083,730
                                                                                                      -------------
                                                                                                      1,983,096,840

Semiconductor (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,579,271 Applied Materials, Inc. (NON)                                                        72,425,368
            399,800 Conexant Systems, Inc. (NON)                                                          3,802,098
            523,600 KLA-Tencor Corp. (NON)                                                               28,478,604
                                                                                                      -------------
                                                                                                        104,706,070

Software (6.9%)
-------------------------------------------------------------------------------------------------------------------
            583,300 Activision, Inc. (NON)                                                               19,785,536
              3,500 Adobe Systems, Inc.                                                                     131,215
            274,400 Amdocs, Ltd. (Guernsey) (NON)                                                        12,367,208
            526,553 BEA Systems, Inc. (NON)                                                              11,610,494
          3,260,160 BMC Software, Inc. (NON)                                                             65,203,200
            635,600 Computer Associates International, Inc.                                              21,915,488
            837,940 Electronic Arts, Inc. (NON)                                                          47,695,545
            941,400 McDATA Corp. Class A (NON)                                                           17,086,410
         17,688,412 Microsoft Corp. (NON) (SEG)                                                       1,170,795,990
          1,039,600 Openwave Systems, Inc. (NON)                                                         26,572,176
         10,848,100 Oracle Corp. (NON)                                                                  196,133,648
          1,956,364 Parametric Technology Corp. (NON)                                                    18,526,767
          2,100,153 Rational Software Corp. (NON)                                                        35,954,619
          3,807,600 Siebel Systems, Inc. (NON)                                                          131,209,896
             86,400 Symantec Corp. (NON)                                                                  4,165,344
          5,325,990 VERITAS Software Corp. (NON)                                                        225,875,236
                                                                                                      -------------
                                                                                                      2,005,028,772

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,218,657 Accenture, Ltd. Class A (Bermuda) (NON)                                              33,191,109
          2,485,600 Automatic Data Processing, Inc.                                                     126,641,320
            186,300 Checkfree Corp. (NON)                                                                 5,618,808
            442,761 Convergys Corp. (NON)                                                                13,792,005
            356,673 Electronic Data Systems Corp.                                                        22,773,571
            920,200 KPMG Consulting, Inc. (NON)                                                          12,845,992
            516,800 Symbol Technologies, Inc.                                                             6,413,488
                                                                                                      -------------
                                                                                                        221,276,293

Telecommunications (2.5%)
-------------------------------------------------------------------------------------------------------------------
          2,652,100 AT&T Corp.                                                                           53,598,941
            746,542 AT&T Wireless Services, Inc. (NON)                                                   13,952,870
          1,768,600 Broadwing, Inc. (NON)                                                                42,994,666
          1,690,400 Citizens Communications Co. (NON)                                                    20,741,208
            583,850 McLeodUSA, Inc. (NON)                                                                 1,424,594
            860,670 Nextel Communications, Inc. Class A (NON)                                            14,330,156
         10,748,530 Qwest Communications International, Inc.                                            279,461,780
          3,322,850 Sprint Corp. (FON Group)                                                             77,555,319
          8,276,580 Sprint Corp. (PCS Group) (NON)                                                      214,528,953
             16,100 Time Warner Telecom, Inc. Class A (NON)                                                 452,571
              9,900 Triton PCS Holdings, Inc. Class A (NON)                                                 383,130
            816,300 TyCom, Ltd. (Bermuda) (NON)                                                          11,917,980
             17,900 Western Wireless Corp. Class A (NON)                                                    696,489
                                                                                                      -------------
                                                                                                        732,038,657

Textiles (0.2%)
-------------------------------------------------------------------------------------------------------------------
            180,900 Nike, Inc.                                                                            8,601,795
          1,344,500 Reebok International, Ltd. (NON)                                                     43,037,445
                                                                                                      -------------
                                                                                                         51,639,240

Tobacco (1.8%)
-------------------------------------------------------------------------------------------------------------------
         11,293,455 Philip Morris Companies, Inc.                                                       513,852,203

Toys (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,016,800 Mattel, Inc. (NON)                                                                   71,900,720

Trucks & Parts (--%)
-------------------------------------------------------------------------------------------------------------------
              5,500 Johnson Controls, Inc.                                                                  443,300

Waste Management (0.2%)
-------------------------------------------------------------------------------------------------------------------
            604,500 Allied Waste Industries, Inc. (NON)                                                  11,388,780
          1,367,600 Waste Management, Inc.                                                               42,395,600
                                                                                                    ---------------
                                                                                                         53,784,380
                                                                                                    ---------------
                    Total Common Stocks (cost $26,553,562,431)                                      $28,196,927,369

UNITS (0.1%) (a) (NON)
NUMBER OF UNITS                                                                                               VALUE
Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Motorola Inc. 144A Structured Call Warrants
                    expiration 8/17/01 (issued by UBS, AG)                                          $    14,920,000
            812,500 Motorola Inc. 144A Structured Call Warrants
                    expiration 8/17/01 (issued by UBS Warburg LLC)                                       13,885,625
             80,700 Siebel Systems Inc. 144A Structured Call Warrants
                    expiration 8/17/01 (issued by UBS Warburg LLC)                                        2,765,589
            100,000 Verisign Inc. 144A Capped Warrants expiration 10/16/01
                    (issued by Salomon Smith Barney Holdings Inc.)                                        5,212,610
            124,400 Verisign, Inc. 144A Structured Call Warrants
                    expiration 8/31/01 (issued by UBS, AG)                                                5,395,228
             43,600 Willamette Ind. 144A Structured Warrants
                    expiration 10/16/01 (issued by Merrill Lynch
                    International & Co., C.V.)                                                              247,879
                                                                                                    ---------------
                    Total Units (cost $40,509,083)                                                  $    42,426,931

SHORT-TERM INVESTMENTS (3.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$       100,000,000 American Express Credit Company effective yield
                    of 3.73%, August 22, 2001                                                       $    99,782,417
        100,000,000 CBA Delaware Finance effective yield of 3.75%,
                    August 10, 2001 (Australia)                                                          99,906,250
         50,000,000 Corporate Receivables Corp. effective yield of 3.72%,
                    August 30, 2001                                                                      49,850,167
         50,000,000 Federal Home Loan Bank effective yield of 3.63%,
                    September 26, 2001                                                                   49,717,667
         97,048,000 General Electric Capital Corp. effective yield of 3.73%,
                    August 17, 2001                                                                      96,887,116
         70,000,000 Quincy Capital Corp. effective yield of 3.75%,
                    September 5, 2001                                                                    69,744,791
        100,000,000 Spintab AB effective yield of 3.76%, August 8, 2001 (Sweden)                         99,926,889
         75,000,000 Svenska Handelsbanken effective yield of 3.92%,
                    August 20, 2001 (Sweden)                                                             74,852,354
        253,297,939 Short-term investments held as collateral for loaned securities with yields ranging from 3.62% to 4.05% and due dates
                    ranging from August 1, 2001 to September 28, 2001. (d)                              252,924,704
         82,312,000 Interest in $650,000,000 joint repurchase agreement dated
                    July 31, 2000 with Morgan Stanley, Dean Witter & Co.
                    due August 1, 2001 with respect to various U.S.
                    Government obligations -- maturity value of $82,320,917
                    for an effective yield of 3.9%                                                       82,312,000
         57,681,000 Interest in $745,000,000 joint tri-party repurchase agreement dated July 31, 2000 with S.B.C. Warburg, Inc. due
                    August 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $57,687,249 for an
                    effective yield of 3.9%                                                              57,681,000
                                                                                                    ---------------
                    Total Short-Term Investments (cost $1,033,585,356)                              $ 1,033,585,355
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $27,627,656,870) (b)                                    $29,272,939,655
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $28,992,088,500.

  (b) The aggregate identified cost on a tax basis is $28,010,550,913, resulting in gross unrealized appreciation and depreciation of $3,195,950,131 and $1,933,561,389, respectively, or net unrealized appreciation of $1,262,388,742.

(NON) Non-income-producing security.

  (d) See footnote 1 to financial statements on page 36.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2001.

  (R) Real Estate Investment Trust

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2001
                             Aggregate Face   Expiration     Unrealized
                Total Value       Value          Date       Depreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)         $398,618,400    $400,243,922      Sep-01     $(1,625,522)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Swap Contracts outstanding at July 31, 2001
                                        Notional     Termination   Unrealized
                                         Amount         Date      Appreciation
------------------------------------------------------------------------------
Agreement with
Lehman Brothers
Finance SA dated
August 17, 2000
to receive (pay)
the notional
amount multiplied
by the return of
Freddie Mac, and
pay (receive) the
notional amount
multiplied by one
month USD LIBOR,
adjusted by a
specified spread.                      $17,142,086      Sep-01     $ 8,497,351

Agreement with
Lehman Brothers
Finance SA dated
March 13, 2001 to
receive (pay)
monthly the
notional amount
multiplied by the
return of Adobe
Systems, Inc. and
pay (receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                       35,948,763      Mar-02      13,049,525

Agreement with
UBS, AG dated
October 19, 2000
to receive (pay)
monthly the
notional amount
multiplied by the
return of Firstar
Corp. and pay
(receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                       47,702,375      Oct-01      14,677,468

Agreement with
UBS, AG dated
October 30, 2000
to receive (pay)
monthly the
notional amount
multiplied by the
return of
Adelphia
Communications,
Corp. Class A and
pay (receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                       24,618,181      Dec-01       4,516,669

Agreement with
UBS, AG dated
October 19, 2000
to receive (pay)
monthly the
notional amount
multiplied by the
return of Firstar
Corporation and
pay (receive) the
notional amount
multiplied by one
month USD LIBOR
adjusted by a
specified spread.                       17,296,125      Dec-01       5,375,710
------------------------------------------------------------------------------
                                                                   $46,116,723
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $247,404,633 of securities
on loan (identified cost $27,627,656,870) (Note 1)                          $29,272,939,655
-------------------------------------------------------------------------------------------
Cash                                                                              2,328,994
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        12,932,960
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           16,268,517
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  106,184,623
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                          1,657,505
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                      52,014,177
-------------------------------------------------------------------------------------------
Total assets                                                                 29,464,326,431

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                120,158,622
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       38,434,904
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     35,339,899
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        6,284,751
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       678,622
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,526
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                           10,447,288
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                          5,897,454
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              252,924,704
-------------------------------------------------------------------------------------------
Other accrued expenses                                                            2,064,161
-------------------------------------------------------------------------------------------
Total liabilities                                                               472,237,931
-------------------------------------------------------------------------------------------
Net assets                                                                  $28,992,088,500

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $26,557,714,805
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                     42,338,282
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                          702,284,905
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                  1,689,750,508
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding   $28,992,088,500

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($17,683,445,832 divided by 905,371,806 shares)                                      $19.53
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $19.53)*                              $20.72
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($7,170,548,917 divided by 407,740,299 shares)**                                     $17.59
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($244,231,602 divided by 12,699,050 shares)**                                        $19.23
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($510,434,071 divided by 27,285,743 shares)                                          $18.71
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.71)*                              $19.39
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($3,383,428,078 divided by 168,607,575 shares)                                       $20.07
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $915,066)                                 $    260,673,731
-------------------------------------------------------------------------------------------
Interest                                                                        159,421,505
-------------------------------------------------------------------------------------------
Securities lending                                                                  150,644
-------------------------------------------------------------------------------------------
Total investment income                                                         420,245,880

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                160,404,968
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   46,843,408
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   301,405
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     81,789
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            52,773,583
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            93,718,966
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             2,508,409
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             4,483,329
-------------------------------------------------------------------------------------------
Other                                                                            14,325,357
-------------------------------------------------------------------------------------------
Total expenses                                                                  375,441,214
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (6,171,641)
-------------------------------------------------------------------------------------------
Net expenses                                                                    369,269,573
-------------------------------------------------------------------------------------------
Net investment Income                                                            50,976,307
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3 and 5) (including realized
gain of $90,895,956 on sales of investments in affiliated issuers)            3,502,624,693
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                (444,039,665)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                       2,397,906
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                 (1,407,628,012)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities
in foreign currencies during the year                                              (690,005)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, swap contracts
and futures contracts during the year                                       (13,821,684,190)
-------------------------------------------------------------------------------------------
Net loss on investments                                                     (12,169,019,273)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                       $(12,118,042,966)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended July 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                      $    50,976,307 $   (217,699,982)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                       1,653,354,922    3,833,414,908
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                  (13,822,374,195)   6,947,407,629
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                         (12,118,042,966)  10,563,122,555
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (6,027,144)              --
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,999,998)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                (70,453)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (176,922)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,096,178)              --
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                         (2,163,622,749)  (2,110,408,905)
--------------------------------------------------------------------------------------------------
   Class B                                                         (1,076,938,676)  (1,110,093,903)
--------------------------------------------------------------------------------------------------
   Class C                                                            (25,291,165)      (3,378,753)
--------------------------------------------------------------------------------------------------
   Class M                                                            (63,511,550)     (49,685,399)
--------------------------------------------------------------------------------------------------
   Class Y                                                           (393,505,741)    (332,630,167)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                   2,519,405,890    6,955,406,877
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                           (13,331,877,652)  13,912,332,305

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                  42,323,966,152   28,411,633,847
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income and accumulated net investment loss of
$42,338,282 and $665,235, respectively)                           $28,992,088,500  $42,323,966,152
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $30.22       $24.25       $21.36       $19.49       $15.73
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .08         (.11)        (.05)        (.04)          --(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (8.17)        9.06         4.53         3.12         4.85
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (8.09)        8.95         4.48         3.08         4.85
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.59)       (2.98)       (1.59)       (1.21)       (1.09)
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.60)       (2.98)       (1.59)       (1.21)       (1.09)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.53       $30.22       $24.25       $21.36       $19.49
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.54)       37.76        22.40        16.83        32.22
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $17,683,446  $25,277,820  $17,180,288  $13,854,611  $11,158,273
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .88          .86          .90          .96         1.02
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .33         (.37)        (.25)        (.20)          --
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                140.30        76.95        85.05        60.04        59.77
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $27.68       $22.57       $20.14       $18.57       $15.15
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.09)        (.31)        (.21)        (.18)        (.12)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.40)        8.40         4.23         2.96         4.63
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (7.49)        8.09         4.02         2.78         4.51
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.59)       (2.98)       (1.59)       (1.21)       (1.09)
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.60)       (2.98)       (1.59)       (1.21)       (1.09)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.59       $27.68       $22.57       $20.14       $18.57
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.02)       36.69        21.43        16.02        31.17
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $7,170,549  $11,692,070   $8,433,131   $7,263,280   $5,664,375
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.63         1.61         1.65         1.71         1.77
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.42)       (1.12)       (1.00)        (.95)        (.75)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                140.30        76.95        85.05        60.04        59.77
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                   Year ended July 31     to July 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $30.00       $24.25       $24.64
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.09)        (.33)          --(d)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (8.08)        9.06         (.39)
---------------------------------------------------------------------------
Total from
investment operations                  (8.17)        8.73         (.39)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.01)          --           --
---------------------------------------------------------------------------
From net realized gain
on investments                         (2.59)       (2.98)          --
---------------------------------------------------------------------------
Total distributions                    (2.60)       (2.98)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $19.23       $30.00       $24.25
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.05)       36.79        (1.58)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $244,232     $219,658         $822
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.63         1.61          .03*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.40)       (1.09)        (.02)*
---------------------------------------------------------------------------
Portfolio turnover (%)                140.30        76.95        85.05
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.20       $23.61       $20.93       $19.22       $15.60
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.25)        (.16)        (.14)        (.08)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (7.85)        8.82         4.43         3.06         4.79
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (7.89)        8.57         4.27         2.92         4.71
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.59)       (2.98)       (1.59)       (1.21)       (1.09)
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.60)       (2.98)       (1.59)       (1.21)       (1.09)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.71       $29.20       $23.61       $20.93       $19.22
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.87)       37.13        21.83        16.21        31.57
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $510,434     $674,784     $390,975     $322,277     $208,656
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.38         1.36         1.40         1.46         1.52
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.17)        (.87)        (.75)        (.69)        (.50)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                140.30        76.95        85.05        60.04        59.77
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $30.89       $24.69       $21.66       $19.70       $15.85
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .14         (.04)          --(d)       .01          .04
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (8.36)        9.22         4.62         3.16         4.90
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (8.22)        9.18         4.62         3.17         4.94
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.59)       (2.98)       (1.59)       (1.21)       (1.09)
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.60)       (2.98)       (1.59)       (1.21)       (1.09)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $20.07       $30.89       $24.69       $21.66       $19.70
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.33)       38.04        22.75        17.12        32.56
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,383,428   $4,459,634   $2,406,418   $1,476,485   $1,061,087
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .63          .61          .65          .71          .77
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .58         (.12)          --          .06          .25
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                140.30        76.95        85.05        60.04        59.77
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $.01 per share.



NOTES TO FINANCIAL STATEMENTS
July 31, 2001

Note 1
Significant accounting policies

Putnam Voyager Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2001, the value of securities loaned amounted to $247,404,633. The fund received cash collateral of $252,924,704 which is pooled with collateral from other Putnam Funds into 48 issuers of high grade short-term investments.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2001, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2001, the fund reclassified $2,397,905 to increase undistributed net investment income and $62 to increase paid-in-capital, with a decrease to accumulated net realized gains of $2,397,967. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion, and 0.37% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2001, the fund's expenses were reduced by $6,171,641 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,880 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $6,003,685 and $95,295 from the sale of class A and class M shares, respectively, and received $10,485,811 and $106,067 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received $148,633 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended July 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $46,043,114,643 and $46,702,711,400, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                181,547,941     $ 4,337,064,861
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               84,719,704       2,079,871,162
---------------------------------------------------------------------------
                                           266,267,645       6,416,936,023

Shares
repurchased                               (197,493,436)     (4,642,155,393)
---------------------------------------------------------------------------
Net increase                                68,774,209     $ 1,774,780,630
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                248,033,305     $ 7,440,618,115
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               71,664,686       2,025,948,055
---------------------------------------------------------------------------
                                           319,697,991       9,466,566,170

Shares
repurchased                               (191,478,983)     (5,586,310,436)
---------------------------------------------------------------------------
Net increase                               128,219,008     $ 3,880,255,734
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 60,856,334     $ 1,365,994,228
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               45,100,846       1,001,688,814
---------------------------------------------------------------------------
                                           105,957,180       2,367,683,042

Shares
repurchased                               (120,675,719)     (2,511,506,823)
---------------------------------------------------------------------------
Net decrease                               (14,718,539)    $  (143,823,781)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                109,322,903     $ 3,012,379,326
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               39,672,559       1,032,278,080
---------------------------------------------------------------------------
                                           148,995,462       4,044,657,406

Shares
repurchased                               (100,107,288)     (2,742,467,589)
---------------------------------------------------------------------------
Net increase                                48,888,174     $ 1,302,189,817
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,451,606        $184,258,767
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  938,316          22,791,711
---------------------------------------------------------------------------
                                             8,389,922         207,050,478

Shares
repurchased                                 (3,012,383)        (66,861,681)
---------------------------------------------------------------------------
Net increase                                 5,377,539        $140,188,797
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,519,564        $229,794,867
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  105,862           2,985,314
---------------------------------------------------------------------------
                                             7,625,426         232,780,181

Shares
repurchased                                   (337,806)        (10,431,125)
---------------------------------------------------------------------------
Net increase                                 7,287,620        $222,349,056
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,339,607       $ 178,420,502
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,630,723          62,058,767
---------------------------------------------------------------------------
                                             9,970,330         240,479,269

Shares
repurchased                                 (5,791,628)       (131,420,366)
---------------------------------------------------------------------------
Net increase                                 4,178,702       $ 109,058,903
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,859,007       $ 319,707,808
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,758,814          48,191,294
---------------------------------------------------------------------------
                                            12,617,821         367,899,102

Shares
repurchased                                 (6,070,033)       (173,020,079)
---------------------------------------------------------------------------
Net increase                                 6,547,788       $ 194,879,023
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 45,735,402      $1,148,833,986
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               15,670,970         394,601,919
---------------------------------------------------------------------------
                                            61,406,372       1,543,435,905

Shares
repurchased                                (37,167,368)       (904,234,564)
---------------------------------------------------------------------------
Net increase                                24,239,004      $  639,201,341
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 66,259,792      $1,960,179,612
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               11,532,419         332,630,167
---------------------------------------------------------------------------
                                            77,792,211       2,292,809,779

Shares
repurchased                                (30,904,803)       (937,076,532)
---------------------------------------------------------------------------
Net increase                                46,887,408      $1,355,733,247
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:


                           Purchase     Sales      Dividend     Market
Affiliates                   cost        cost       Income      Value
---------------------------------------------------------------------------
Dollar Tree Stores           $--     $102,339,563    $--         $--
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $1,939,093,909 as long term capital gain, for its taxable year ended July 31, 2001.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin M. Scott
Vice President

Thomas Haslett
Vice President

Kevin M. Divney
Vice President and Fund Manager

Paul E. Marrkand
Vice President and Fund Manager

Michael E. Nance
Vice President and Fund Manager

Michael P. Stack
Vice President and Fund Manager

James C. Wiess
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN016-74750  007/883/530/516  9/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Voyager Fund
Supplement to annual Report dated 7/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 7/31/01

                                                      NAV
1 year                                              -28.33%
5 years                                              88.54%
Annual average                                       13.52%
10 years                                            322.96%
Annual average                                       15.51%
Life of fund (since class A inception, 4/1/69)
Annual average                                       13.57%

Share value:                                          NAV
7/31/00                                             $30.89
7/31/01                                             $20.07
----------------------------------------------------------------------------
Distributions:      No.     Income      Capital gains      Total
                     1      $0.007          $2.589         $2.596
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.